Finance Income and Related Costs of Finance Subsidiaries (Tables)	12 Months Ended
Mar. 31, 2013
Finance Income and Related Costs of Finance Subsidiaries

Net sales and other operating revenue and cost of sales include finance income and related costs of finance subsidiaries for each of the years in the three-year period ended March 31, 2013 as follows:

	Yen (millions)
	2011	2012	2013
Finance income	¥573,458	¥526,576	¥560,256
Finance costs	309,850	293,216	336,203